Service Agreement Amendment


         Agreement effective January 1, 2000, by and between Penn Independent Corporation, 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PIC") and Penn-America Group, Inc., 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PAGI").

         WHEREAS, the parties hereto are parties to a Service Agreement dated August 20, 1993, as most recently amended effective January 1, 1999 (the "Service Agreement"), and

         WHEREAS, the parties wish to amend the Service Agreement effective as of the effective date of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree that PAGI will pay to PIC a "monthly expense estimate", as follows:

(1) Effective January 1, 2000 through June 30, 2000, PAGI will pay to PIC $16,700 (approx.) per month.

         In accordance with paragraph 3 of the original Service Agreement dated August 20, 1993, the parties agree to meet prior to June 30, 2000 to discuss any adjustments required to the monthly expense estimate. In the event of any shortfall between what PAGI is paying and what PAGI should be paying, the difference will be adjusted in the monthly expense estimate for the period from July 1, 2000 to December 31, 2000. In the event of any disagreement between PIC and PAGI, the parties shall in good faith attempt to resolve any dispute arising out of the interpretation or implementation of the agreement and this Amendment.

         The parties agree that the "monthly expense estimate" is based on: (a) telephone, insurance and building rental; and, (b) expenses for the salaries of Irvin Saltzman, Human Resources and office services and facilities management expenses, as more fully set forth in the attachments hereto, which are incorporated herein as though fully set forth at length.

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         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

PENN INDEPENDENT CORPORATION                PENN-AMERICA GROUP, INC.



BY: /s/ Jason W. Waksman                    BY: /s/ Rosemary Ferrero





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 Penn America Group, Inc.
 Monthly Expense Estimate
 2000

                                          Total       Percent*                    Rounded
                                          -----       --------                    -------
 Telephone                               26,500         6.89%          1,827        2,000
 Insurance                               20,000         6.89%          1,379        1,000
 Rent                                   104,000         6.89%          7,171        7,000

 Total                                                                             10,000

                                         EE Cost      Percent          Total      Rounded
 Irvin Saltzman***                      282,755        19.00%         53,723       54,000
 Human Resources**                      179,269        39.42%         70,661       71,000
 Office Services**                      101,575        39.42%         40,037       40,000
 Facilities Mgmt****                     67,716        46.62%         31,571       32,000

 Total                                                                            197,000

Estimated annual savings based on reduction of Irvin Saltzman's
 time to be recalculated July 1, 2000.                                            (30,000)

 Retirement Packages                                                               23,000

 Total Allocated                                                                  200,000
                                                                                  =======

 Monthly Estimate                                                                  16,667
                                                                                   ======

 *Calculated as follows:
 Office Services             60%        101,575        39.42%         40,037
 Facilities Mgmt             40%         67,716        46.62%         31,571
                                                                                  WTD AVG
 Total                                  169,291                       71,608        42.30%

Square Footage:
Mail Room                                                                450
Supplies                                                                 320
Total                                                                    770        42.30%      326
Human Resources                                                        1,050        39.42%      414
Irvin Saltzman Office                                                    776        19.00%      147
Allocated Total Sq. Footage                                                                     887
Total PIC Square Footage                                                                     12,869
Penn-America Allocation %                                                                     6.89%

**108 PAGI headcount as of 1/1/2000; 274 headcount all PIC entities and PennAmerica as of 1/1/2000 = 39.42%.
***  Fixed  percentage  used each year.
****  Facilities Management based on square footage 23426/50246.


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                                  CONFIDENTIAL